UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 23, 2004
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                               RTG VENTURES, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                     333-85072                 59-3666743
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of  incorporation)                                      Identification No.)

                         Berkeley House, Berkeley Square
                             London W1J 6BD, England
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                               011 44 20 7887-6180
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1  - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 23, 2004, we issued a $60,000 non-interest bearing convertible debenture (the "Debenture") due March 24, 2005 to SilverLake Holdings, Inc. Commencing March 24, 2005, the Debenture is convertible into shares of our common stock at a price of $0.01 per share. If fully converted, we would issue an aggregate of 6,000,000 shares. Piggyback registration rights apply to these conversion shares.


SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits

        Exhibit No.      Document
        -----------      --------

            4.1 Debenture issued to SilverLake Holdings, Inc. dated September 23, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RTG VENTURES, INC.




                                       By: /s/ Linda Perry
                                          --------------------------------------
                                          Linda Perry
                                          Chief Executive Officer

Date:    October 5, 2004